EXECUTION COPY
THIRD AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

This Third Amendment to Amended and Restated Credit Agreement (this “Third Amendment”) is made as of this 23rd day of April, 2021, by and among:
THE CHILDREN’S PLACE, INC., a Delaware corporation, for itself and as agent (in such capacity, the “Lead Borrower”) for the other Borrowers party hereto;
the BORROWERS identified on Schedule I hereto (together with the Lead Borrower, individually, a “Borrower”, and collectively, the “Borrowers”);
the GUARANTORS identified on Schedule II hereto (individually, a “Guarantor”, and collectively, the “Guarantors”);
the LENDERS party hereto; and
WELLS FARGO BANK, NATIONAL ASSOCIATION (successor by merger to Wells Fargo Retail Finance, LLC), as Administrative Agent, Collateral Agent, L/C Issuer, and Swing Line Lender.

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W I T N E S S E T H:
WHEREAS, reference is made to that certain Amended and Restated Credit Agreement (as amended in effect from time to time, the “Credit Agreement”) dated as of May 9, 2019 by and among (i) the Borrowers, (ii) the Guarantors, (iii) the Lenders, and (iv) Wells Fargo Bank, National Association (successor by merger to Wells Fargo Retail Finance, LLC), as Administrative Agent, Collateral Agent, and Swing Line Lender;
WHEREAS, the Loan Parties desire to continue until the second anniversary of the First Amendment Effective Date the temporary increase of the Aggregate Commitments provided pursuant to the First Amendment, such that until the day immediately preceding the second anniversary of the First Amendment Effective Date, the Aggregate Commitments shall continue to be $360,000,000 (subject to modification as provided in the Credit Agreement); and
WHEREAS, in connection therewith, the Loan Parties, the Agents and the Lenders have agreed to amend certain other terms and conditions of the Credit Agreement as set forth herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
1.Definitions. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Credit Agreement (as amended hereby).
2.Amendments to the Credit Agreement.
(a)Section 1.01 of the Credit Agreement (Defined Terms) is hereby amended as follows:
(i)By amending and restating the definition of “Aggregate Commitments” in its entirety as follows:
“Aggregate Commitments” means the Commitments of all of the Lenders. As of the Third Amendment Effective Date, the Aggregate Commitments are $360,000,000.
(ii)By amending and restating the definition of “Bail-In Action” in its entirety as follows:
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.
(iii)By amending and restating the definition of “Bail-In Legislation” in its entirety as follows:
“Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of

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the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings.
(iv)By amending and restating the definition of “Benchmark Replacement” in its entirety as follows:
“Benchmark Replacement” means the sum of: (a) the alternate benchmark rate (which may include Term SOFR) that has been selected by Agent and Lead Borrower giving due consideration to (i) any selection or recommendation of a replacement rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a rate of interest as a replacement to the LIBO Rate for United States dollar-denominated syndicated credit facilities and (b) the Benchmark Replacement Adjustment; provided that, if the Benchmark Replacement as so determined would be less than one percent (1.00%) per annum, the Benchmark Replacement shall be deemed to be one percent (1.00%) per annum for the purposes of this Agreement.
(v)By amending the definition of “Eligible In-Transit Inventory” by amending and restating clause (a) thereof in its entirety as follows:
(a)    which has been shipped from a location outside of the United States or Canada for receipt by a Borrower within forty-five (45) days (or, solely during the period commencing on the Third Amendment Effective Date and ending on October 31, 2021, sixty (60) days) of the date of shipment, but which has not yet been delivered to such Borrower;
(vi)By amending and restating the definition of “Fee Letter” in its entirety as follows:
“Fee Letter” means, collectively, (i) the letter agreement, dated as of the Restatement Date, among the Borrowers and the Agents, (ii) the letter agreement, dated as of the First Amendment Effective Date, among the Borrowers and the Agents, (iii) the letter agreement, dated as of the Second Amendment Effective Date, among the Borrowers and the Agents, and (iv) the letter agreement, dated as of the Third Amendment Effective Date, among the Borrowers and the Agents, as each such letter agreement is amended, modified or supplemented from time to time.
(vii)By amending the definition of “Interest Period” by amending and restating the lead-in to such definition as follows:
“Interest Period” means, as to each LIBO Rate Loan and BA Rate Loan, the period commencing on the date such LIBO Rate Loan or BA Rate Loan is disbursed or converted to or continued as a LIBO Rate Loan or BA Rate Loan and ending on the date one, three or (solely with respect to a LIBO Rate Loan) six months thereafter, as selected by the Lead Borrower in its Fixed Rate Loan Notice; provided that:

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(viii)By amending and restating the definition of Revolving Credit Ceiling” in its entirety as follows:
“Revolving Credit Ceiling” means (a) from the First Amendment Effective Date until the day immediately preceding the second anniversary thereof, $360,000,000, and (b) from and after the second anniversary of the First Amendment Effective Date, $325,000,000, in each case, as such amounts may be modified in accordance with the terms of this Agreement.
(ix)By amending and restating the definition of “Write-Down and Conversion Powers” in its entirety as follows:
“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.
(x)By inserting the following definitions in their proper alphabetical sequence:
“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.
“Announcements” has the meaning provided in Section 1.09.
“Erroneous Payment” has the meaning provided in Section 9.17.
“Erroneous Payment Deficiency Assignment” has the meaning provided in Section 9.17.
“Erroneous Payment Impacted Class” has the meaning provided in Section 9.17.
“Erroneous Payment Return Deficiency” has the meaning provided in Section 9.17.
“FCA” has the meaning provided in Section 1.09.
“IBA” has the meaning provided in Section 1.09.
“Payment Recipient” has the meaning provided in Section 9.17.

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“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.
“Third Amendment” means that certain Third Amendment to Amended and Restated Credit Agreement dated as of the Third Amendment Effective Date by and among (i) the Borrowers, (ii) the Guarantors, (iii) the Lenders, and (iv) Wells Fargo Bank, National Association (successor by merger to Wells Fargo Retail Finance, LLC), as Administrative Agent, Collateral Agent, and Swing Line Lender.
“Third Amendment Effective Date” means _______, 2021.
“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.
“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.
(b)Article I of the Credit Agreement (Definitions and Accounting Terms) is hereby amended by adding the following new Section 1.09 at the end thereof:
1.09    Rates. The interest rate on LIBO Rate Loans and Base Rate Loans (when determined by reference to clause (b) of the definition of Base Rate) may be determined by reference to the LIBO Rate, which is derived from the London interbank offered rate. The London interbank offered rate is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, ICE Benchmark Administration (“IBA”), the administrator of the London interbank offered rate, and the Financial Conduct Authority (the “FCA”), the regulatory supervisor of IBA, announced in public statements (the “Announcements”) that the final publication or representativeness date for the London interbank offered rate for Dollars for: (a) one-week and two-month tenor settings will be December 31, 2021 and (b) overnight, one-month, three-month, six-month and twelve-month tenor settings will be June 30, 2023. No successor administrator for IBA was identified in such Announcements. As a result, it is possible that commencing immediately after such dates, the London interbank offered rate for such tenors may no longer be available or may no longer be deemed a representative reference rate upon which to determine the interest rate on LIBO Rate Loans or Base Rate Loans (when determined by reference to clause (b) of the definition of Base Rate). There is no assurance that the dates set forth in the Announcements will not change or that IBA or the FCA will not take further action that could impact the availability, composition or characteristics of any London interbank offered rate. Public and private sector industry initiatives have been and continue, as of the Third Amendment Effective Date, to be underway to implement new or alternative reference rates to be used in place of the London interbank offered rate. In the event that the London interbank offered rate or any other Benchmark

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Replacement is no longer available or in certain other circumstances set forth in Section 3.03(c), such Section 3.03(c) provides a mechanism for determining an alternative rate of interest. The Administrative Agent will notify the Borrower, pursuant to Section 3.03(c), of any change to the reference rate upon which the interest rate on LIBO Rate Loans and Base Rate Loans (when determined by reference to clause (b) of the definition of Base Rate) is based. However, the Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, (i) the administration of, submission of, calculation of or any other matter related to the London interbank offered rate or other rates in the definition of “LIBO Rate” or with respect to any alternative, comparable or successor rate thereto, or replacement rate thereof (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement reference rate (including any Benchmark Replacement), as it may or may not be adjusted pursuant to Section 3.03(c), will be similar to, or produce the same value or economic equivalence of, the LIBO Rate or any Benchmark Replacement, or have the same volume or liquidity as did the London interbank offered rate or any Benchmark Replacement prior to its discontinuance or unavailability, or (ii) the effect, implementation or composition of any Benchmark Replacement Conforming Changes.
(c)Article IX of the Credit Agreement (Administrative and Collateral Agent) is hereby amended by adding the following new Section 9.17 at the end thereof:
9.17    Erroneous Payments.
(a)    Each Lender, each L/C Issuer, each other Credit Party and any other party hereto hereby severally agrees that if (i) the Administrative Agent notifies (which such notice shall be conclusive absent manifest error) such Lender or L/C Issuer or any other Credit Party (or any Affiliate of a Credit Party) or any other Person that the Administrative Agent has determined in its sole discretion that has received funds on behalf of a Lender, L/C Issuer, other Credit Party or other Person (each such recipient, a “Payment Recipient”) from the Administrative Agent or any of its Affiliates were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Payment Recipient) or (ii) any Payment Recipient receives any payment from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment or (z) that such Payment Recipient otherwise becomes aware was transmitted or received in error or by mistake (in whole or in part) then, in each case, an error in payment shall be presumed to have been made (any such amounts specified in clauses (i) or (ii) of this Section 9.17(a), whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) then such Payment Recipient is deemed to have knowledge of such error at the time of its receipt of such Erroneous Payment; provided that nothing in this Section 9.17 shall require the Administrative Agent to provide any of the notices specified in clauses (i) or (ii) above. Each Payment Recipient shall not assert any right or claim to the

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Erroneous Payment, and hereby waives any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payments, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine.
(b)    Without limiting the immediately preceding clause (a), each Payment Recipient agrees that, in the case of clause (a)(ii) above, it shall promptly (and, in all events, within one Business Day of its knowledge (or deemed knowledge) of such error) notify the Administrative Agent in writing of such occurrence.
(c)    In the case of either clause (a)(i) or (a)(ii) above, such Erroneous Payment shall at all times remain the property of the Administrative Agent and shall be segregated by the Payment Recipient and held in trust for the benefit of the Administrative Agent, and upon demand from the Administrative Agent such Payment Recipient shall (or, with respect to any Payment Recipient who received such funds on its behalf shall cause such Payment Recipient to), promptly, but in all events no later than one Business Day thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made in same day funds and in the currency so received, together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect.
(d)    In the event that an Erroneous Payment (or portion thereof) is not recovered by the Administrative Agent for any reason, after demand therefor by the Administrative Agent in accordance with immediately preceding clause (c), from any Lender or L/C Issuer that is a Payment Recipient (such unrecovered amount as to such Lender or L/C Issuer, an “Erroneous Payment Return Deficiency”), then at the sole discretion of the Administrative Agent and upon the Administrative Agent’s written notice to such Payment Recipient (i) such Payment Recipient shall be deemed to have assigned its Loans (but not its Commitments) with respect to which such Erroneous Payment was made (the “Erroneous Payment Impacted Class”) to the Administrative Agent or, at the option of the Administrative Agent, the Administrative Agent’s Affiliate, in a principal amount equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Administrative Agent may specify) (such assignment of the Loans (but not Commitments) of the Erroneous Payment Impacted Class, the “Erroneous Payment Deficiency Assignment”) at par plus any accrued and unpaid interest, without further consent or approval of any party hereto. Without any further payment by the Administrative Agent or its Affiliate as the assignee of such Erroneous Payment Deficiency Assignment, the Administrative Agent may reflect in the Register its ownership interest in the Loans subject to the Erroneous Payment Deficiency Assignment. As to any Erroneous Payment Deficiency Assignment, the provisions of this clause (d) shall govern in the event of any conflict with the terms and conditions of Section 10.06. For the avoidance of doubt, no Erroneous Payment Deficiency Assignment will reduce the

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Commitments of any Lender or L/C Issuer and such Commitments shall remain available in accordance with the terms of this Agreement.
(e)    Each party hereto hereby agrees that (x) in the event an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights of such Payment Recipient with respect to such amount, (y) the receipt of an Erroneous Payment by a Payment Recipient shall not for the purpose of this Agreement be treated as a payment, prepayment, repayment, discharge or other satisfaction any Obligations owed by any Loan Party, and (z) to the extent that an Erroneous Payment was in any way or at any time credited as payment or satisfaction of any of the Obligations, the Obligations or any part thereof that were so credited, and all rights of the Payment Recipient, as the case may be, shall be reinstated and continue in full force and effect as if such payment or satisfaction had never been received.
(f)    Each Payment Recipient hereby authorizes the Administrative Agent to set off, net and apply any and all amounts at any time owing to such Payment Recipient under any Loan Document, or otherwise payable or distributable by the Administrative Agent to such Payment Recipient from any source, against any amount due to the Administrative Agent under pursuant to this Section 9.17 or under the indemnification provisions of this Agreement.
(g)    Each party’s obligations under this Section 9.17 shall survive the resignation of the Administrative Agent or any transfer of right or obligations by, or the replacement of, a Lender, the termination of the Commitments or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document.
(d)Section 10.24 of the Credit Agreement (Acknowledgment and Consent to Bail-In of EEA Financial Institutions) is hereby amended and restated to read in its entirety as follows:
10.24    Acknowledgment and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)    the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and
(b)    the effects of any Bail-In Action on any such liability, including, if applicable:

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(i)    a reduction in full or in part or cancellation of any such liability;
(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii)    the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.
(e)The Credit Agreement is hereby amended by amending and restating Exhibit G (Form of Borrowing Base Certificate) to the Credit Agreement in the form of such Exhibit annexed hereto as to Annex A.
(f)The Credit Agreement is hereby amended by amending and restating Schedule 2.01 (Commitments and Applicable Percentages) to the Credit Agreement in the form of such Schedule annexed hereto as to Annex B.
3.Aggregate Commitments. Absent the effectiveness of this Third Amendment, the Aggregate Commitments were to have been reduced to $325,000,000 on April 24, 2021. The Loan Parties hereby acknowledge and agree that (i) the increase in the Aggregate Commitments from $325,000,000 to $360,000,000 as originally provided pursuant to the First Amendment, the continuation of which is contemplated by this Third Amendment, constitutes, in the amount of $35,000,000, the exercise of a “Commitment Increase” under and as defined in the Credit Agreement, (ii) from the Third Amendment Effective Date until the day immediately preceding the second anniversary of the First Amendment Effective Date, the maximum amount of additional Commitment Increases permitted under the Credit Agreement, subject to the terms thereof, is $15,000,000, and (iii) from and after the Third Amendment Effective Date, the maximum number of additional Commitment Increases permitted under the Credit Agreement, subject to the terms thereof, is one (1). Notwithstanding the foregoing, from and after the reduction of the Aggregate Commitments to $325,000,000 on the second anniversary of the First Amendment Effective Date, the Lead Borrower shall be permitted, on one (1) occasion (but solely to the extent that as of the date of such request, no other request has been made since the Third Amendment Effective Date), to request an increase in the Aggregate Commitments by an amount not exceeding $50,000,000 in the aggregate as and to the extent provided in Section 2.15 of the Credit Agreement.
4.Ratification of Loan Documents; Waiver of Claims.
(a)Except as otherwise expressly provided herein, all terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The Loan Parties hereby ratify, confirm, and reaffirm (i) all Loan Documents as amended hereby, and (ii) that all representations and warranties of the Loan Parties contained in the Credit Agreement or any other Loan Document are true and correct in all material respects on and as of the date hereof, except (x) in the case of any representation and warranty qualified by materiality, they are true and correct in all respects, (y) to the extent that such representations and warranties

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specifically refer to an earlier date, in which case they are true and correct in all material respects (or in all respects, as applicable) as of such earlier date, and (z) for purposes of this Section 4, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement. The Guarantors hereby acknowledge, confirm and agree that the Guaranteed Obligations of the Guarantors under, and as defined in, the Facility Guaranty include, without limitation, all Obligations of the Loan Parties at any time and from time to time outstanding under the Credit Agreement and the other Loan Documents. The Loan Parties hereby acknowledge, confirm and agree that the Security Documents, and any and all Collateral previously pledged to the Collateral Agent, for the benefit of the Credit Parties, pursuant thereto, shall continue to secure all applicable Obligations of the Loan Parties at any time and from time to time outstanding under the Credit Agreement and the other Loan Documents.
(b)Each of the Loan Parties hereby acknowledges and agrees that there is no basis or set of facts on the basis of which any amount (or any portion thereof) owed by the Loan Parties under the Loan Documents could be reduced, offset, waived, or forgiven, by rescission or otherwise; nor is there any claim, counterclaim, offset, or defense (or other right, remedy, or basis having a similar effect) available to the Loan Parties with regard thereto; nor is there any basis on which the terms and conditions of any of the Obligations could be claimed to be other than as stated on the written instruments which evidence such Obligations.
(c)Each of the Loan Parties hereby acknowledges and agrees that it has no offsets, defenses, claims, or counterclaims against the Agents or any Lender, or any of their respective affiliates, predecessors, successors, or assigns, or any of their respective officers, directors, employees, attorneys, or representatives, with respect to the Obligations, or otherwise, and that if any Loan Party now has, or ever did have, any offsets, defenses, claims, or counterclaims against the Agents or any Lender, or their respective affiliates, predecessors, successors, or assigns, or their respective officers, directors, employees, attorneys, or representatives, whether known or unknown, at law or in equity, from the beginning of the world through this date and through the time of execution of this Third Amendment, all of them are hereby expressly WAIVED, and each of the Loan Parties hereby RELEASES the Agents and each Lender and their respective officers, directors, employees, attorneys, representatives, affiliates, predecessors, successors, and assigns from any liability therefor.
5.Conditions to Effectiveness. This Third Amendment shall not be effective until each of the following conditions precedent has been fulfilled to the reasonable satisfaction of the Administrative Agent (the date on which this Third Amendment is so effective being referred to as the “Third Amendment Effective Date”):
(a)The Administrative Agent shall have received counterparts of this Third Amendment duly executed and delivered by each of the parties hereto and thereto.
(b)The Administrative Agent shall have received (i) a Borrowing Base Certificate, and (ii) a Term Loan Borrowing Base Certificate, each dated as of the Third Amendment Effective Date, relating to the Fiscal Month ended on April 3, 2021 and in form and substance satisfactory to the Administrative Agent.

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(c)The Administrative Agent shall have received an amendment to the Intercreditor Agreement, which amendment shall (i) have been duly executed by all parties thereto and delivered to the Administrative Agent, (ii) be in form and substance reasonably satisfactory to the Administrative Agent and the Required Lenders, and (iii) among other things, include an amendment to the definition of “Maximum ABL Facility Amount” to reflect the Aggregate Commitments after giving effect to this Third Amendment.
(d)The Administrative Agent shall have received, in form and substance reasonably satisfactory to the Administrative Agent, a favorable opinion of Blank Rome LLP, counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, as to such matters concerning the Loan Parties and the Loan Documents as the Administrative Agent may reasonably request.
(e)The Administrative Agent shall have received, in form and substance reasonably satisfactory to the Administrative Agent, a certificate signed by a Responsible Officer of the Lead Borrower certifying (i) that the conditions specified in this Section 5 have been satisfied, (ii) that there has been no event or circumstance since the date of the Audited Financial Statements that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect, (iii) either that (1) no consents, licenses or approvals are required in connection with the execution, delivery and performance by such Loan Party and the validity against such Loan Party of the Loan Documents to which it is a party, or (2) that all such consents, licenses and approvals have been obtained and are in full force and effect, and (iv) to the Solvency of the Loan Parties on a Consolidated basis as of the Third Amendment Effective Date after giving effect to the transactions contemplated hereby.
(f)The representations and warranties of each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects on and as of the date hereof after giving effect to the transactions contemplated hereby, except (i) in the case of any representation and warranty qualified by materiality, they shall be true and correct in all respects, (ii) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or in all respects, as applicable) as of such earlier date, and (iii) for purposes of this Section 5, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement.
(g)After giving effect to this Third Amendment and the transactions contemplated hereby, no Default or Event of Default shall have occurred and be continuing or would result therefrom.
(h)There shall be no material misstatements in the written materials furnished by the Loan Parties to the Agents or the Lenders prior to closing of this Third Amendment, or in the representations or warranties of the Loan Parties made in the Credit Agreement. The Administrative Agent shall be satisfied, in its reasonable discretion, that any financial statements delivered to it fairly present the business and financial condition of the Borrowers and their Subsidiaries, taken

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as a whole, as of the date thereof and for the periods covered thereby, and that since the date of the Audited Financial Statements, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect. The Administrative Agent shall be satisfied, in its reasonable discretion, that any projections delivered to it represent the Borrowers’ good faith estimate of their future financial performance and were prepared on the basis of assumptions believed by the Borrowers to be fair and reasonable in light of current business conditions at the time such projections were prepared.
(i)The Borrowers shall have paid the fees contemplated to be paid on the Third Amendment Effective Date pursuant to the Fee Letter.
(j)If any Loan Party or any of its Subsidiaries owns any Margin Stock, Borrowers shall have delivered to the Administrative Agent an updated Form U-1 (with sufficient additional originals thereof for each Lender), duly executed and delivered by the Borrowers, together with such other documentation as the Administrative Agent shall reasonably request, in order to enable the Administrative Agent and the Lenders to comply with any of the requirements under Regulations T, U or X of the FRB.
(k)There shall not have occurred since January 30, 2021 (a) any event or condition that has had or could reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect, or (b) any action, suit, investigation or proceeding pending or, to the knowledge of the Borrowers, threatened in any court or before any arbitrator or governmental authority that could reasonably be expected to have a Material Adverse Effect.
(l)The Agents shall have been reimbursed by the Loan Parties for all reasonable invoiced costs and expenses of the Agents (including, without limitation, reasonable attorneys’ fees) in connection with the preparation, negotiation, execution, and delivery of this Third Amendment and related documents. The Loan Parties hereby acknowledge and agree that the Administrative Agent may charge the Loan Account to pay such costs and expenses.
(m)The Administrative Agent shall have received all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the Patriot Act and the Canadian AML Legislation.
(n)Unless otherwise agreed in writing by the Agents in their sole discretion, the Agents shall have received, in form and substance reasonably satisfactory to the Agents, such documents, instruments and agreements as the Agents may reasonably request, including, without limitation, the documents, instruments and agreements described on Schedule III hereto.
6.Conditions Subsequent. The Loan Parties covenant and agree that within sixty (60) days following the Third Amendment Effective Date (or such later date as the Administrative Agent may agree in its sole discretion), the Loan Parties shall satisfy the following conditions with respect to the Alabama Property:

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(a)The applicable U.S. Borrower shall have delivered to the Collateral Agent and the Lenders a flood hazard determination reasonably satisfactory in form and substance to the Collateral Agent and the Lenders and dated as of a recent date;
(b)If the Alabama Property is designated a “flood hazard area” in any Flood Insurance Rate Map published by the Federal Emergency Management Agency (or any successor agency) pursuant to the flood hazard determination described in the foregoing clause (a), the applicable U.S. Borrower shall have delivered to the Collateral Agent and the Lenders evidence of flood insurance naming the Collateral Agent as mortgagee as required by the National Flood Insurance Program as set forth in the Flood Disaster Protection Act of 1973, as amended and in effect, which shall be reasonably satisfactory in form and substance to the Collateral Agent and the Lenders and dated as of a recent date;
(c)The Administrative Agent shall have received an appraisal (based upon FMV) of such Real Estate complying with the requirements of FIRREA by a third party appraiser reasonably acceptable to the Administrative Agent and otherwise in form and substance reasonably satisfactory to the Administrative Agent, which appraisal shall be dated as of a recent date; and
(d)The Loan Parties shall have taken such actions as may be necessary to cause the Alabama Property to constitute Eligible Real Estate in accordance with the definition of such term set forth in the Credit Agreement.
The Loan Parties hereby acknowledge and agree that (i) until such time as the foregoing conditions have been fulfilled to the reasonable satisfaction of the Administrative Agent, the Alabama Property shall not constitute Eligible Real Estate and shall not be included in calculation of the U.S. Borrowing Base, and (ii) the failure to comply with any of the foregoing covenants shall result in the Alabama Property continuing not to constitute Eligible Real Estate and to be excluded from the calculation of the U.S. Borrowing Base.
7.Miscellaneous.
(a)This Third Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. Delivery of an executed counterpart of a signature page to this Third Amendment by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Third Amendment. Without limiting the foregoing provisions of this Section 7(a), the provisions of Section 10.10(b) of the Credit Agreement are incorporated by reference herein and apply to this Third Amendment, mutatis mutandis.
(b)This Third Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.
(c)Any determination that any provision of this Third Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provisions of this Third Amendment.

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(d)The Loan Parties represent and warrant that they have consulted with independent legal counsel of their selection in connection with this Third Amendment and are not relying on any representations or warranties of the Agents or the Lenders or their counsel in entering into this Third Amendment.
(e)THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties have hereunto caused this Third Amendment to be executed and their seals to be hereto affixed as of the date first above written.
THE CHILDREN’S PLACE, INC., as Lead Borrower and as a Borrower

By:     ____________________________
Name:    ____________________________
Title:     ____________________________

THE CHILDREN’S PLACE SERVICES COMPANY, LLC, as a Borrower

By:     ____________________________
Name:    ____________________________
Title:     ____________________________

THE CHILDREN’S PLACE (CANADA), LP, by its general partner, TCP INVESTMENT CANADA II CORP., as a Canadian Borrower

By:     ____________________________
Name:    ____________________________
Title:     ____________________________

THE CHILDRENSPLACE.COM, INC., as a Guarantor

By:     ____________________________
Name:    ____________________________
Title:     ____________________________

THE CHILDREN’S PLACE INTERNATIONAL, LLC, as a Guarantor
By:     ____________________________
Name:    ____________________________
Title:     ____________________________

Signature Page to Third Amendment to Amended and Restated Credit Agreement
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THE CHILDREN’S PLACE CANADA HOLDINGS, INC., as a Guarantor
By:     ____________________________
Name:    ____________________________
Title:     ____________________________

TCP IH II, LLC, as a Guarantor

By:     ____________________________
Name:    ____________________________
Title:     ____________________________

TCP REAL ESTATE HOLDINGS, LLC, as a Guarantor

By:     ____________________________
Name:    ____________________________
Title:     ____________________________

TCP INTERNATIONAL PRODUCT HOLDINGS, LLC, as a Guarantor

By:     ____________________________
Name:    ____________________________
Title:     ____________________________

TCP BRANDS, LLC, as a Guarantor

By:     ____________________________
Name:    ____________________________
Title:     ____________________________

TCP INVESTMENT CANADA II CORP., as a Guarantor

By:     ____________________________
Name:    ____________________________
Title:     ____________________________

Signature Page to Third Amendment to Amended and Restated Credit Agreement
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TCP INVESTMENT CANADA I CORP., as a Guarantor

By:     ____________________________
Name:    ____________________________
Title:     ____________________________

Signature Page to Third Amendment to Amended and Restated Credit Agreement
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WELLS FARGO BANK, NATIONAL ASSOCIATION (successor by merger to Wells Fargo Retail Finance, LLC), as Administrative Agent, Collateral Agent, L/C Issuer, Swing Line Lender, and as a Lender
By:     ____________________________
Name:    ____________________________
Title:     ____________________________

WELLS FARGO CAPITAL FINANCE CORPORATION CANADA, as L/C Issuer, as Swing Line Lender and as a Canadian Lender

By:     ____________________________
Name:    ____________________________
Title:     ____________________________

Signature Page to Third Amendment to Amended and Restated Credit Agreement
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BANK OF AMERICA, N.A., as a U.S. Lender
By:     ____________________________
Name:    ____________________________
Title:     ____________________________

BANK OF AMERICA, N.A. (acting through its Canada branch), as a Canadian Lender

By:     ____________________________
Name:    ____________________________
Title:     ____________________________
Signature Page to Third Amendment to Amended and Restated Credit Agreement
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HSBC BANK (USA), N.A., as a U.S. Lender and as a Canadian Lender
By:     ____________________________
Name:    ____________________________
Title:     ____________________________

Signature Page to Third Amendment to Amended and Restated Credit Agreement
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JPMORGAN CHASE BANK, N.A., as a U.S Lender
By: ______________________________
Name: ____________________________
Title: _____________________________

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as a Canadian Lender

By:     ____________________________
Name:    ____________________________
Title:     ____________________________

Signature Page to Third Amendment to Amended and Restated Credit Agreement
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Schedule I

Borrowers other than Lead Borrower

The Children’s Place Services Company, LLC
The Children’s Place (Canada), LP

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Schedule II

Guarantors

thechildrensplace.com, inc.
The Children’s Place International, LLC
The Children’s Place Canada Holdings, Inc.
TCP IH II, LLC
TCP Real Estate Holdings, LLC
TCP International Product Holdings, LLC
TCP Investment Canada I Corp.
TCP Investment Canada II Corp.
TCP Brands, LLC

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Schedule III

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Annex A

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Annex B

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